Supplement dated December 15, 2010
to the Prospectus for Principal Variable Contracts Funds, Inc.
Dated May 1, 2010
(as supplemented on May 3, 2010, May 19, 2010, June 16, 2010, and September 16, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

GOVERNMENT & HIGH QUALITY BOND ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

INCOME ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

LARGECAP VALUE ACCOUNT III
On December 14, 2010, the Board of Directors of Principal Variable Contracts Funds, Inc. approved the acquisition of the assets of the LargeCap Value Account III by the Equity Income Account. This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of LargeCap Value Account III
tentatively scheduled for February 28, 2011. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of LargeCap
Value Account III in January 2011. If shareholders approve this proposal, the acquisition is expected to occur on or about April 29, 2011.

SHORT-TERM INCOME ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading, delete references to Brian L. Placzek.

MANAGEMENT OF THE FUND
The Sub-Advisors

In the section for Edge Asset Management, Inc., delete references to Brian L. Placzek.